Sonic Automotive Investor Presentation Fourth Quarter 2023 Updated February 14, 2024

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “project,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward- looking information we may be discussing in this presentation include, without limitation, our anticipated future new vehicle unit sales volume, revenues and profitability, our anticipated future used vehicle unit sales volume, revenues and profitability, future levels of consumer demand for new and used vehicles, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated future finance and insurance (“F&I”) gross profit, our anticipated expense reductions, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, EchoPark’s omnichannel strategy, anticipated future EchoPark population coverage, anticipated future EchoPark revenue and unit sales volume, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated growth and profitability of our Powersports Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, anticipated future acquisition synergies, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC.

3 Company Overview

4 ® Sonic Automotive: Who We Are QUICK FACTS (NYSE: SAH) a Fortune 500 Company and One of the Nation’s Largest Automotive Retailers 139 35+ 20 16 $14.4 Billion $2.2 Billion 112K New Vehicles Sold 176K Total Revenues Brands Locations Used Vehicles Sold Collision Centers States Gross Profit Note: Location Counts As Of February 14, 2024 Revenues, Gross Profit, New & Used Vehicles Sold are for FY 2023 Our Core Franchised Dealerships Segment Is A Full-Service Automotive Retail Business With Strategic Growth Levers Across Multiple Business Lines And A Diversified Brand Portfolio Our High Growth Potential EchoPark Segment Offers A Unique Approach To Pre-Owned Vehicle And F&I Sales Below-Market Pricing With A No Haggle Purchase Experience Drives Industry-Leading Used Vehicle Volume Throughput Early-Stage Consolidation Growth Opportunity At Attractive Multiples

5 Investment Highlights Multiple Growth And Profit Drivers For Franchised Dealerships Segment Unique, High Return Potential EchoPark Business Model Broad Revenue Stream Diversification Complementary Relationship Between Operating Segments Disciplined Capital Allocation To Drive Shareholder Returns Focused On Expense Control And Maintaining Strong Balance Sheet

6 Revenue Composition BY GEOGRAPHY TX 27% CA 23% CO 9% TN 7% FL 5% AL 5% NC 5% GA 4% ID 3% VA 2% MD 2% NV 2% All Others 6% Broad Geographic Distribution Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space Note: Percentages are Percent of Total Revenue for Year Ended December 31, 2023

7 Revenue Composition – Diversified Revenue Streams Note: Percentages are Percent of Total for the Year Ended December 31, 2023 5% 30% 12% 39% 38% 7% 45% 24% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Brand Distribution Note: Percentages are Percent of Total Revenue for the Year Ended December 31, 2023 Brand % of Revenue Franchise Brand % of Revenue BMW 21% Mercedes 11% Audi 6% Lexus 4% Porsche 3% Land Rover 3% Cadillac 2% Other Luxury (1) 3% Honda 9% Toyota 7% Other Import (2) 3% EchoPark 17% Non-Franchise 17% Chevrolet GMC Buick 4% Ford 4% Chrysler Dodge Jeep RAM 3% Powersports <1% Powersports (3) <1% Luxury 53% 19%Import Domestic 11% (1) Includes Alfa Romeo, Infiniti, Jaguar, Maserati, MINI and Volvo (2) Includes Hyundai, Nissan, Mazda, Subaru and Volkswagen (3) Includes Harley-Davidson, Kawasaki, BRP, Polaris, Honda, Suzuki, BMW Motorrad, Yamaha, Ducati, and Indian Motorcycle Business Line Mix Majority Of Gross Profit Driven By Stable Business Lines

8 ® EchoPark Automotive – A Unique Growth Story Planned Nationwide Distribution Network At Maturity Unique, High Return Potential Business Model Focus On High Quality Pre-Owned Vehicles, In-Store or Online Plan To Reach 90% Of U.S. Population At Maturity Priced Up To $3,000 Below Market With Simplified, Easy Purchase Experience Focus On Pre-Owned Market – 2.5x Larger & More Stable Than New Vehicle Market The New Car Alternative Price. Quality. Experience. Note: Expected U.S. population reach is a projection, actual results may differ. See “Forward-Looking Statements.”

Strategic Focus

Franchised Dealerships	Strategic Focus	EchoPark
• Continued **Growth Opportunity** In Parts & Service, F&I Per Unit • Ongoing **Profitability Enhancement** Through SG&A Expense Control, Inventory Management • Pursue **Strategic Acquisition Opportunities** As Market Evolves • Utilize Existing Infrastructure To Support **Omnichannel Distribution Network**	• Focus On Guest Experience And eCommerce Opportunity To Drive **Market Share Gains** • Balanced Capital Allocation Strategy **Prioritizes Highest Return** on Investment • **Return Of Capital To Shareholders** Via Share Repurchase Program And Dividend • Further **Diversify Business Model** In Adjacent Sectors (Powersports)	• Targeting **Return To Breakeven Adjusted EBITDA** In Q1 2024 • Growing **eCommerce Presence** Offers Scalable Incremental Reach • Addressable Market Opportunity Of **2 Million Vehicles** Annually At Maturity • Positioned To **Resume Disciplined Expansion Of EchoPark Footprint** Once Used Vehicle Market Conditions Improve

Note: Profitability, unit sales volume, Adjusted EBITDA and footprint expansion projections are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

9

10 December 31, 2023 September 30, 2023 December 31, 2022 (In Millions) Cash and cash equivalents 28.9$ 34.6$ 229.2$ Floor plan deposit balance 345.0 300.0 272.0 Availability under the 2021 Revolving Credit Facility 298.6 288.9 292.9 Availability under the 2019 Mortgage Facility 173.0 173.0 - Total available liquidity resources 845.5$ 796.5$ 794.1$ Covenant Requirement* December 31, 2023 September 30, 2023 December 31, 2022 Liquidity ratio >= 1.05 1.25 1.27 1.38 Fixed charge coverage ratio >= 1.20 1.93 1.60 1.87 Total lease adjusted leverage ratio <= 5.75 2.97 2.87 2.31 Net debt to Adjusted EBITDA(1) ratio 2.06 2.15 1.69 Strong Balance Sheet And Liquidity Cash On Hand And Total Liquidity Remain At Target Levels Leverage Ratios Remain Within Our Internal Target Range Total Cash On Hand (1) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) and Net Debt To Adjusted EBITDA Ratio (A Non-GAAP Measure) * As Defined In The 2021 Revolving Credit Facility and 2019 Mortgage Facility

11 Share Repurchase Update ($ in Millions) Share Repurchase Authorization Remaining at December 31, 2022 464.3$ Q1 2023 Repurchase Activity (90.7) Q2 2023 Repurchase Activity - Q3 2023 Repurchase Activity (86.8) Q4 2023 Repurchase Activity (0.1) Remaining Authorization 286.7$ 43.1 41.8 40.7 36.2 34.0 30.0 35.0 40.0 45.0 Dec 2019 Dec 2020 Dec 2021 Dec 2022 Dec 2023 (O ut st an di ng S ha re s, In M illi on s) 21% Reduction In Outstanding Share Count Since 2019

12 FY 2024 Outlook • Expect Continued Return Of New Vehicle Inventory To Drive Further Normalization Of New Vehicle GPU • New Vehicle Inventory Days’ Supply Could Exceed 50 Days (Adjusted For Sonic Brand Mix) • New Vehicle GPU Could Exit 2024 Near $3,000 Per Unit (Adjusted For Sonic Brand Mix) • Industry Analysts Expect New Vehicle SAAR To Increase By 1 - 4% From 2023 (Implies 15.6 - 16.1 Million Unit New Vehicle SAAR And 12.8 - 13.2 Million Unit Retail New Vehicle SAAR) • Expect Further Decline In Used Vehicle Pricing And Return To More Normal Market Pricing Variability (Both Wholesale And Retail Pricing) • Used Vehicle GPU Could Experience Further Declines Toward Historical Levels • Cox Automotive Forecast Calls For Flat Used Vehicle SAAR In 2024 (36.2 Million Units In 2023) • Interest Rate Improvement Expected In Late 2024, But Affordability Concerns Remain • Continued Vehicle Affordability Concerns Could Be A Potential Headwind For Revenues From New Vehicles, Used Vehicles And F&I • Sustained Affordability Concerns Could Be A Tailwind For Fixed Operations Revenues, As Consumers May Choose To Make Repairs Vs. Replace A Vehicle • Annual Floor Plan Interest Expected To Rise Year-Over-Year On Higher Inventory Levels And Lapping Comparisons To Lower Rate Environment In Early 2023 Note: 2024 New Vehicle SAAR Projections From Cox Automotive and J.D. Power. Above Outlook Is Based On Projections. Actual Results May Differ. See “Forward-Looking Statements.”

13 FY 2024 Outlook • Expect Low Single Digit Percentage Growth In Revenues And Mid Single Digit Percentage Decline In Gross Profit, Driven By: • Continued Normalization Of New Vehicle GPU, Potentially Exiting 2024 In $3,000 Per Unit Range • Low Single Digit Percentage Growth In New And Used Retail Sales Volume • Mid Single Digit Percentage Growth In Fixed Operations Gross Profit • Low Single Digit Percentage F&I Gross Profit Growth, Driven By Higher Retail Unit Volume And Flat F&I GPU In $2,400 Per Unit Range • Expect SG&A Expenses As A % Of Gross Profit In Low 70% Range Consolidated • Expect Lower Franchised Dealerships Segment Earnings To Be Partially Offset By Higher Earnings In Our EchoPark And Powersports Segments • Expect $15-20 Million Increase Floor Plan Interest Expense Due To Higher New Inventory Levels And Higher Average Interest Rates Vs. 2023 • Earnings Per Share Results Will Be Primarily Dependent Upon Rate Of Normalization Of New Vehicle GPU And Rate Of EchoPark Profitability Improvement Franchised Dealerships Segment EchoPark Segment • Expect Adjusted EBITDA Breakeven In Q1 2024 And Positive Adjusted EBITDA For FY 2024 • Realizing Benefits Of Smaller Store Footprint, Driving Higher Volume Throughput And Positive Used Vehicle GPU • Expect High Single Digit Percentage F&I GPU Growth • Expect SG&A Expenses As A % Of Gross Profit In Mid 80% Range (Target Below 70% At Maturity) Powersports Segment • Expect Adjusted EBITDA Between $10-$13 Million, With Majority Coming In Q3 (Q1 & Q4 Near Breakeven Due To Seasonality) Note: Above outlook is based on projections. Actual results may differ. See “Forward-Looking Statements.” Financial data may also include certain forward-looking information that is not presented in accordance with GAAP. We believe that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made available without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as impairment charges or gain/loss on property dispositions. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided.

14 Franchised Dealerships

15 New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) ® Franchised Dealerships Franchised Dealerships108 Brands, Luxury Weighted25+ Diversified Revenue Streams • New & Used Vehicle Sales • Parts & Service (Fixed Ops) • Finance & Insurance (F&I) Collision Repair Centers16 18 States Stable Business With Organic And Acquisition Growth Opportunities Resilient And Flexible Business Model Through Economic Cycles

16 Franchised Dealerships – Geographic Footprint Diversified Geographic Market Platform 108 Stores, 25+ Brands, 16 Collision Repair Centers

17 EchoPark

EchoPark – Brand Promise

EchoPark AUTOMOTIVE

Price. Quality. Experience.

Up To **40%** Below New Vehicle Price	Up To **$3,000** Below Used Vehicle Market Price	High Quality Pre-Owned Vehicles With Available Warranty	Transparent Guest-Centric Experience
New Car Feel Without The New Car Price	Free CARFAX Report With Every Vehicle	Buy & Sell Your Way – On-Site Or Online	Complete Purchase In Under An Hour

Low Cost Omnichannel Model

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports 18

19 Buy & Sell Your Way • Complete A Traditional Vehicle Purchase Experience With A Modern, Technology- Enabled Approach • Can Be Completed In Under An Hour • Research Online, Utilize Chat, Text, Phone, Zoom To Reduce In-Person Process • Review And Select Insurance Products And Financing Options • Includes Online Trade-In Appraisal And Firm Purchase Offer • Complete A Full eCommerce Transaction In Minutes • Conveniently Test Drive And Finalize Purchase At Nearest Store Location • 2.5 Million Unique Visitors To EchoPark.com In Q4 2023 Buy & Sell Your Way Start Online, Finish On-Site Or Buy Completely Online Buy On-Site • Our Blend Of Brick And Mortar And eCommerce Strategies Allows Guests To Choose Their Preferred Buying Approach • A Flexible, Guest- Centric Experience With Options • Will Be Seamless To The Guest, Regardless Of Which Path They Choose Represents 35% Of Q4 2023 EchoPark Unit Sales Volume

20 EchoPark – Planned Nationwide Distribution Network Target 90% Population Coverage At Maturity Note: Future locations and U.S. population coverage are based on projections. Actual results may differ. See “Forward-Looking Statements.” Suspended Operations Expected Coverage Area Existing Retail Hub Future New Market Opportunities Suspended Operations And New Markets Can Be Strategically Opened Once Market Conditions Improve

EchoPark – Addressable Market Opportunity

Annual Retail Vehicle Sales Volume



15+ MILLION
1–4-Year-Old Vehicles
13+ MILLION
New Vehicles
10+ MILLION
5–8-Year-Old Vehicles
2 MILLION
EchoPark AUTOMOTIVE
Opportunity

EchoPark® AUTOMOTIVE

Plan To Achieve
90% Population Coverage
At Maturity Once Market Conditions Improve

Target
10% Market Share
Already Achieving This Share* In Most Mature Market

Pricing Up To
40% Below New
Converts Prospective New Car Buyers

Priced Up to
$3,000 Below Market Price
Competes On Price vs. Older Vehicles, Consumer Can Buy Newer Vehicle For Same Price

* Share Of Vehicles That Fit Core1-4-Year-Old Model In Existing EchoPark Markets

Long-Term Strategy Remains Focused On Nearly-New, 1–4-Year-Old Vehicle Segment Despite Recent Strategic Adjustments To Include 5+ Year-Old Inventory

Note: Annual Retail Vehicle Sales Volume, EchoPark Volume Opportunity, Population Coverage And Market Share Targets Are Based On Projections. Actual Results May Differ. See "Forward-Looking Statements."

21

22 EchoPark Segment – Revenue & Unit Volume Trend 15,347 17,871 15,000 16,773 15,32611,051 12,587 13,206 12,676 13,986 13,207 15,127 14,841 19,670 21,261 21,255 15,649 14,931 16,496 15,245 17,435 19,980 17,084 19,050 17,562 - 5,000 10,000 15,000 20,000 25,000 $- $100 $200 $300 $400 $500 $600 $700 (U ni ts ) (Q ua rte rly R ev en ue , I n M illi on s) EchoPark Branded Retail Units Non-EchoPark Retail Units Quarterly Revenue Note: EchoPark Branded Retail Units Are Sold At EchoPark Branded Stores. Non-EchoPark Retail Units Are Sold At Stores Within The EchoPark Segment, Including Northwest Motorsport And Other Acquired Pre-Owned Businesses, That Have Not Been Re-Branded As EchoPark.

23 EchoPark Segment – Adjusted EBITDA Trend $4.9 $4.9 $6.4 $5.3 $5.2 $5.6 $3.2 ($3.6) $5.3 ($10.9) ($30.5) ($19.2) ($36.2) ($30.8) ($23.7) ($24.1) ($24.4) ($27.3) ($3.5) ($6.7) $0.7 $0.9 $1.5 $2.0 $4.6 $6.7 $3.4 $0.5 $(1.3) $(12.5) $(4.5) $(1.7) $(2.4) $(40) $(30) $(20) $(10) $- $10 Q 1 2019 Q 2 2019 Q 3 2019 Q 4 2019 Q 1 2020 Q 2 2020 Q 3 2020 Q 4 2020 Q 1 2021 Q 2 2021 Q 3 2021 Q 4 2021 Q 1 2022 Q 2 2022 Q 3 2022 Q 4 2022 Q 1 2023 Q 2 2023 Q 3 2023 Q 4 2023 EchoPark All Other (In M illi on s) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure). Note: Expected Improvement In Adjusted EBITDA Losses Is Based On Projections. Actual Results May Differ. See “Forward-Looking Statements.” Note: “EchoPark” Data Includes EchoPark-Branded Stores And Corporate/Holding Company Results. “All Other Pre-Owned” Data Includes Northwest Motorsport And Other Acquired Pre-Owned Businesses That Have Not Been Re-Branded As EchoPark. Q3 2023 Includes $10.0 Million Benefit From Inventory Adjustment Recognized In Q2 2023 Expect Breakeven EchoPark Segment Adjusted EBITDA In Q1 2024

24 Powersports

25 Powersports – Opportunistic Growth • Growth Via Acquisition At Attractive Earnings Multiples • Consolidation Opportunity In A $34 Billion Market* Where 85% Of U.S. Dealers Own A Single Location • Drive Profitability Enhancement Through Technology And Process Development • Generate Higher Margins Compared To Traditional Automotive Retail * Estimated Value Of North American Powersports Industry In 2022, Per Global Market Insights

26 Appendix

→ GAAP Income Statement Annual Trend – Consolidated

(In millions, except unit, per unit, and per share data)	FY 2023	FY 2022	FY 2021	FY 2020	FY 2019	FY 2023 Better / (Worse) % Change Year-Over-Year
Revenues:						
Retail new vehicles	$ 6,304.6	$ 5,622.6	$ 4,993.4	$ 4,224.4	$ 4,777.3	12%
Fleet new vehicles	92.2	99.4	124.6	56.8	111.9	(7%)
Total new vehicles	6,396.8	5,722.0	5,118.0	4,281.2	4,889.2	12%
Used vehicles	5,213.6	5,515.4	4,933.6	3,604.2	3,490.0	(5%)
Wholesale vehicles	318.8	484.9	367.2	197.4	202.8	(34%)
Total vehicles	11,929.2	11,722.3	10,418.8	8,082.8	8,582.0	2%
Parts, service and collision repair	1,759.5	1,599.7	1,340.4	1,194.3	1,395.3	10%
Finance, insurance and other, net ("F&I")	683.7	679.1	637.2	489.9	477.0	1%
Total revenues	14,372.4	14,001.1	12,396.4	9,767.0	10,454.3	3%
Gross profit:						
Retail new vehicles	535.4	662.8	459.8	233.2	231.7	(19%)
Fleet new vehicles	4.0	4.9	1.6	0.9	1.4	(18%)
Total new vehicles	539.4	667.7	461.4	234.1	233.1	(19%)
Used vehicles	151.2	180.8	133.0	105.2	147.4	(16%)
Wholesale vehicles	(2.6)	(3.1)	9.6	0.1	(4.5)	16%
Total vehicles	688.0	845.4	604.0	339.4	376.0	(19%)
Parts, service and collision repair	874.0	792.5	673.1	594.3	668.0	10%
Finance, insurance and other, net	683.7	679.1	637.2	489.9	477.0	1%
Total gross profit	2,245.7	2,317.0	1,914.3	1,423.6	1,521.0	(3%)
SG&A expenses	(1,600.5)	(1,555.1)	(1,274.7)	(1,028.7)	(1,099.4)	(3%)
Impairment charges	(79.3)	(320.4)	(0.1)	(270.0)	(20.8)	NM
Depreciation and amortization	(142.3)	(127.5)	(101.1)	(91.0)	(93.1)	(12%)
Operating income (loss)	423.6	314.0	538.4	33.9	307.7	35%
Interest expense, floor plan	(67.2)	(34.3)	(16.7)	(27.2)	(48.5)	(96%)
Interest expense, other, net	(114.6)	(89.9)	(48.0)	(41.6)	(53.0)	(27%)
Other income (expense), net	0.1	0.2	(15.5)	0.1	(6.6)	NM
Income (loss) from continuing operations before taxes	241.9	190.0	458.2	(34.8)	199.6	27%
Income tax benefit (expense)	(63.7)	(101.5)	(109.3)	(15.9)	(55.1)	37%
Net income (loss) from continuing operations	$ 178.2	$ 88.5	$ 348.9	$ (50.7)	$ 144.5	101%
Diluted weighted-average shares outstanding	35.9	39.7	43.3	42.5	43.7	10%
Diluted earnings (loss) per share from continuing operations	$ 4.97	$ 2.23	$ 8.06	$ (1.19)	$ 3.31	123%
Unit sales volume:						
Retail new vehicles	112,110	101,168	99,943	91,939	111,457	11%
Fleet new vehicles	2,000	2,115	3,543	1,342	2,674	(5%)
Used vehicles	176,147	173,209	183,292	159,025	162,149	2%
Wholesale vehicles	32,330	35,323	36,795	32,057	34,153	(8%)
Gross profit per unit ("GPU"):						
Retail new vehicles	$ 4,776	$ 6,552	$ 4,600	$ 2,536	$ 2,078	(27%)
Used vehicles	$ 859	$ 1,043	$ 720	$ 667	$ 909	(18%)
F&I	$ 2,372	$ 2,475	$ 2,250	$ 1,952	$ 1,743	(4%)

Note: Earnings (Loss) Per Share and Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

27

Non-GAAP Reconciliation – Annual Trend – Consolidated

(In millions, except per share data)	FY 2023	FY 2022	FY 2021	FY 2020	FY 2019
Reported net income (loss) from continuing operations	$ 178.2	$ 88.5	$ 348.9	$ (50.7)	$ 144.5
Adjustments:					
Impairment charges	$ 79.3	$ 320.4	$ -	$ 269.2	$ 19.6
Acquisition and disposition-related (gain) loss	(20.7)	(9.1)	1.2	(9.2)	(76.0)
Long-term compensation charges	5.1	4.4	6.5	-	6.3
Loss on debt extinguishment	-	-	15.6	-	7.2
Legal and storm damage charges	1.9	-	-	-	-
Loss (gain) on exit of leased dealerships	4.3	-	-	-	-
Used vehicle inventory valuation adjustment	10.0	-	-	-	-
Total pre-tax adjustments	79.9	315.7	23.3	260.0	(42.9)
Tax effect of above items	(19.9)	(22.6)	(5.9)	(40.4)	14.2
Non-recurring tax items	5.8	-	-	-	-
Total net income effect of adjustments	65.8	293.1	17.4	219.6	(28.7)
Adjusted net income (loss) from continuing operations	$ 244.0	$ 381.6	$ 366.3	$ 168.9	$ 115.8
Diluted weighted-average shares outstanding	35.9	39.7	43.3	43.9	43.7
Adjusted diluted earnings (loss) per share from continuing operations	$ 6.81	$ 9.61	$ 8.46	$ 3.85	$ 2.65
Reported SG&A expenses	$ (1,600.5)	$ (1,555.1)	$ (1,274.7)	$ (1,028.7)	$ (1,099.4)
Acquisition and disposition-related (gain) loss	(20.7)	(9.1)	1.2	(9.2)	(76.0)
Long-term compensation charges	5.1	4.4	6.5	-	6.3
Legal and storm damage charges	1.9	-	-	-	-
Loss (gain) on exit of leased dealerships	4.3	-	-	-	-
Adjusted SG&A expenses	$ (1,609.9)	$ (1,559.8)	$ (1,267.0)	$ (1,037.9)	$ (1,169.1)
Adjusted SG&A expenses as a percentage of gross profit	71.4%	67.3%	66.2%	72.9%	76.9%
Reported net income (loss)	$ 178.2	$ 88.5	$ 348.9	$ (51.4)	$ 144.1
Income tax (benefit) expense	63.7	101.5	109.3	15.6	55.0
Income (loss) before taxes	241.9	190.0	458.2	(35.8)	199.1
Non-floor plan interest	108.1	84.7	44.7	38.7	50.5
Depreciation and amortization	148.8	132.7	104.3	93.9	95.6
Stock-based compensation expense	23.3	16.0	15.0	11.7	10.8
Loss (gain) on exit of leased dealerships	4.3	-	-	-	(0.2)
Impairment charges	79.3	320.4	0.1	270.0	20.8
Loss on debt extinguishment	-	-	15.6	-	6.7
Long-term compensation charges	5.1	4.4	8.0	-	-
Acquisition and disposition-related (gain) loss	(20.4)	(9.7)	(0.4)	(8.2)	(74.8)
Hail and storm damage charges	1.9	-	-	-	-
Used vehicle inventory valuation adjustment	10.0	-	-	-	-
Adjusted EBITDA	$ 602.3	$ 738.5	$ 645.5	$ 370.3	$ 308.5
Long-term debt (including current portion)	$ 1,616.7	$ 1,751.7	$ 1,561.2	$ 720.1	$ 706.9
Cash and equivalents	(28.9)	(229.2)	(299.4)	(170.3)	(29.1)
Floor plan deposit balance	(345.0)	(272.0)	(99.8)	(73.2)	-
Net debt	$ 1,242.8	$ 1,250.5	$ 1,162.0	$ 476.6	$ 677.8
Net debt to adjusted EBITDA ratio	2.06	1.69	1.80	1.29	2.20
Long-term debt (including current portion) to adjusted EBITDA ratio	2.68	2.37	2.42	1.94	2.29

Note: Earnings (Loss) Per Share and SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts
Note: Balance Sheet Amounts Are As Of December 31 For The FY Then Ended, Balance Sheet Amounts For LTM Q3 2023 Are As Of September 30, 2023

NM = Not Meaningful

28

GAAP Income Statement Quarterly Trend – Consolidated

(In millions, except unit, per unit, and per share data)	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2023 Better / (Worse) % Change Sequential	Q4 2023 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 1,680.2	$ 1,573.5	$ 1,608.2	$ 1,442.8	$ 1,555.3	7%	8%
Fleet new vehicles	21.8	23.2	28.3	18.8	29.3	(6%)	(26%)
Total new vehicles	1,702.0	1,596.7	1,636.5	1,461.6	1,584.6	7%	7%
Used vehicles	1,222.4	1,340.4	1,305.9	1,344.9	1,341.1	(9%)	(9%)
Wholesale vehicles	62.6	79.3	91.5	85.6	80.0	(21%)	(22%)
Total vehicles	2,987.0	3,016.4	3,033.9	2,892.1	3,005.7	(1%)	(1%)
Parts, service and collision repair	431.9	453.4	443.7	430.5	411.1	(5%)	5%
Finance, insurance and other, net ("F&I")	166.0	173.7	175.3	168.6	173.8	(4%)	(4%)
Total revenues	3,584.9	3,643.5	3,652.9	3,491.2	3,590.6	(2%)	0%
Gross profit:							
Retail new vehicles	124.5	131.4	141.4	138.1	164.6	(5%)	(24%)
Fleet new vehicles	0.9	0.9	1.3	0.9	1.8	(7%)	(49%)
Total new vehicles	125.4	132.3	142.7	139.0	166.4	(5%)	(25%)
Used vehicles	37.5	52.3	31.5	30.0	35.5	(28%)	6%
Wholesale vehicles	(3.2)	(1.4)	(1.0)	3.0	(3.7)	(121%)	10%
Total vehicles	159.7	183.2	173.2	172.0	198.2	(13%)	(19%)
Parts, service and collision repair	215.4	225.3	220.4	212.9	204.1	(4%)	6%
Finance, insurance and other, net	166.0	173.7	175.3	168.6	173.8	(4%)	(4%)
Total gross profit	541.1	582.2	568.9	553.5	576.1	(7%)	(6%)
SG&A expenses	(386.3)	(409.6)	(391.9)	(412.8)	(366.3)	6%	(5%)
Impairment charges	(16.7)	-	(62.6)	-	(320.4)	NM	NM
Depreciation and amortization	(36.6)	(35.2)	(36.1)	(34.3)	(33.5)	(4%)	(9%)
Operating income (loss)	101.5	137.4	78.3	106.4	(144.1)	(26%)	170%
Interest expense, floor plan	(18.4)	(17.4)	(17.0)	(14.6)	(13.6)	(6%)	(35%)
Interest expense, other, net	(28.3)	(29.0)	(28.9)	(28.4)	(24.9)	2%	(14%)
Other income (expense), net	(0.1)	0.2	0.1	0.2	0.1	NM	NM
Income (loss) before taxes	54.7	91.2	32.5	63.6	(182.5)	(40%)	130%
Income tax benefit (expense)	(16.0)	(22.8)	(9.1)	(15.9)	(8.4)	30%	(90%)
Net income (loss)	$ 38.7	$ 68.4	$ 23.4	$ 47.7	$ (190.9)	(43%)	120%
Diluted weighted-average shares outstanding	34.8	35.6	36	36.9	36.5	2%	5%
Diluted earnings (loss) per share	$ 1.11	$ 1.92	$ 0.65	$ 1.29	$ (5.22)	(42%)	121%
Unit sales volume:							
Retail new vehicles	29,439	28,260	28,754	25,657	27,278	4%	8%
Fleet new vehicles	500	469	590	441	661	7%	(24%)
Used vehicles	42,216	45,428	42,972	45,531	44,303	(7%)	(5%)
Wholesale vehicles	7,127	7,996	8,801	8,406	8,094	(11%)	(12%)
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 4,230	$ 4,649	$ 4,918	$ 5,381	$ 6,034	(9%)	(30%)
Used vehicles	$ 888	$ 1,150	$ 732	$ 660	$ 800	(23%)	11%
F&I	$ 2,317	$ 2,357	$ 2,445	$ 2,369	$ 2,428	(2%)	(5%)

Note: Earnings (Loss) Per Share and Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

29

Non-GAAP Reconciliation – Quarterly Trend – Consolidated

(In millions, except per share data)	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2023 Better / (Worse) % Change Sequential	Q4 2023 Better / (Worse) % Change Year-Over-Year
Reported net income (loss)	$ 38.7	$ 68.4	$ 23.4	$ 47.7	$ (190.9)	(43%)	120%
Adjustments:							
Impairment charges	$ 16.7	$ -	$ 62.6	$ -	$ 320.4	NM	NM
Acquisition and disposition-related (gain) loss	-	-	(20.7)	-	(9.1)	NM	NM
Severance and long-term compensation charges	-	0.9	2.2	2.0	-	NM	NM
Hail and storm damage charges	-	-	1.9	-	-	NM	NM
Lease exit charges	-	3.9	0.4	-	-	NM	NM
Used vehicle inventory valuation adjustment	-	-	10.0	-	-	NM	NM
Total pre-tax adjustments	16.7	4.8	56.4	2.0	311.3	NM	NM
Tax effect of above items	(4.3)	(1.2)	(13.8)	(0.5)	(22.6)	NM	NM
Non-recurring tax items	5.8	-	-	-	-	NM	NM
Total net income effect of adjustments	18.2	3.6	42.6	1.5	288.7	NM	NM
Adjusted net income (loss)	$ 56.9	$ 72.0	$ 66.0	$ 49.2	$ 97.8	(21%)	(42%)
Diluted weighted-average shares outstanding	34.8	35.6	36	36.9	37.4	2%	7%
Adjusted diluted earnings (loss) per share	$ 1.63	$ 2.02	$ 1.83	$ 1.33	$ 2.61	(19%)	(38%)
Reported gross profit	$ 541.1	$ 582.2	$ 568.9	$ 553.5	$ 576.1	(7%)	(6%)
Used vehicle inventory valuation adjustment	-	-	10.0	-	-	NM	NM
Adjusted gross profit	$ 541.1	$ 582.2	$ 578.9	$ 553.5	$ 576.1	(7%)	(6%)
Reported SG&A expenses	$ (386.3)	$ (409.6)	$ (391.9)	$ (412.8)	$ (366.3)	6%	(5%)
Acquisition and disposition-related (gain) loss	-	-	(20.7)	-	(9.1)	NM	NM
Severance and long-term compensation charges	-	0.9	2.2	2.0	-	NM	NM
Hail and storm damage charges	-	-	1.9	-	-	NM	NM
Lease exit charges	-	3.9	0.4	-	-	NM	NM
Adjusted SG&A expenses	$ (386.3)	$ (404.8)	$ (408.1)	$ (410.8)	$ (375.4)	5%	(3%)
Adjusted SG&A expenses as a percentage of gross profit	71.4%	69.5%	70.5%	74.2%	65.2%	(190) bps	(620) bps
Reported net income (loss)	$ 38.7	$ 68.4	$ 23.4	$ 47.7	$ (190.9)	NM	NM
Income tax (benefit) expense	16.0	22.8	9.1	15.9	8.4	NM	NM
Income (loss) before taxes	54.7	91.2	32.5	63.6	(182.5)	NM	NM
Non-floor plan interest	26.7	27.3	27.2	26.9	23.5	NM	NM
Depreciation and amortization	38.3	36.9	37.7	35.9	34.9	NM	NM
Stock-based compensation expense	6.0	6.7	5.6	5.0	3.6	NM	NM
Lease exit charges	-	3.9	0.4	-	-	NM	NM
Impairment charges	16.7	-	62.6	-	320.4	NM	NM
Severance and long-term compensation charges	-	0.9	2.2	2.0	-	NM	NM
Acquisition and disposition-related (gain) loss	-	0.3	(20.7)	-	(9.2)	NM	NM
Hail and storm damage charges	-	-	1.9	-	-	NM	NM
Used vehicle inventory valuation adjustment	-	-	10.0	-	-	NM	NM
Adjusted EBITDA	$ 142.4	$ 167.2	$ 159.4	$ 133.4	$ 190.7	(15%)	(25%)

Note: Earnings (Loss) Per Share and SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports

30

GAAP Income Statement – Quarterly Trend – Franchised Dealerships Segment

(In millions, except unit and per unit data)	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2023 Better / (Worse) % Change Sequential	Q4 2023 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 1,664.1	$ 1,546.7	$ 1,583.3	$ 1,421.0	$ 1,534.5	8%	8%
Fleet new vehicles	21.8	23.2	28.3	18.8	29.4	(6%)	(26%)
Total new vehicles	1,685.9	1,569.9	1,611.6	1,439.8	1,563.9	7%	8%
Used vehicles	727.5	780.7	774.5	767.6	823.4	(7%)	(12%)
Wholesale vehicles	39.3	51.4	55.6	58.4	52.6	(24%)	(25%)
Total vehicles	2,452.7	2,402.0	2,441.7	2,265.8	2,439.9	2%	1%
Parts, service and collision repair	425.2	431.8	433.4	423.8	404.8	(2%)	5%
Finance, insurance and other, net ("F&I")	123.2	126.0	132.2	117.1	128.0	(2%)	(4%)
Total revenues	3,001.1	2,959.8	3,007.3	2,806.7	2,972.7	1%	1%
Gross profit:							
Retail new vehicles	122.2	125.5	136.9	134.0	160.8	(3%)	(24%)
Fleet new vehicles	0.9	0.9	1.3	0.9	1.8	(7%)	(49%)
Total new vehicles	123.1	126.4	138.2	134.9	162.6	(3%)	(24%)
Used vehicles	35.1	42.6	44.5	40.8	38.4	(18%)	(9%)
Wholesale vehicles	(2.7)	(1.5)	(1.0)	1.9	(3.2)	(74%)	20%
Total vehicles	155.5	167.5	181.7	177.6	197.8	(7%)	(21%)
Parts, service and collision repair	212.6	215.1	215.4	209.6	200.9	(1%)	6%
Finance, insurance and other, net	123.2	126.0	132.2	117.1	128.0	(2%)	(4%)
Total gross profit	491.3	508.6	529.3	504.3	526.7	(3%)	(7%)
SG&A expenses	(329.1)	(338.3)	(316.1)	(331.2)	(298.1)	3%	(10%)
Impairment charges	(1.0)	-	-	-	(115.5)	NM	NM
Depreciation and amortization	(29.4)	(28.2)	(27.9)	(26.5)	(26.0)	(5%)	(13%)
Operating income (loss)	131.8	142.1	185.3	146.6	87.1	(7%)	51%
Interest expense, floor plan	(14.6)	(12.9)	(11.9)	(9.9)	(9.8)	(13%)	(49%)
Interest expense, other, net	(27.5)	(27.9)	(27.5)	(26.9)	(23.4)	1%	(17%)
Other income (expense), net	0.1	0.2	-	-	-	NM	NM
Income (loss) before taxes	$ 89.8	$ 101.5	$ 145.9	$ 109.8	$ 53.9	(11%)	67%
Unit sales volume:							
Retail new vehicles	28,491	26,869	27,358	24,539	26,239	6%	9%
Fleet new vehicles	500	469	590	441	661	7%	(24%)
Used vehicles	24,365	25,541	25,197	25,107	26,631	(5%)	(9%)
Wholesale vehicles	4,440	5,163	5,516	5,483	5,616	(14%)	(21%)
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 4,289	$ 4,672	$ 5,003	$ 5,463	$ 6,130	(8%)	(30%)
Used vehicles	$ 1,440	$ 1,666	$ 1,765	$ 1,626	$ 1,442	(14%)	0%
F&I	$ 2,330	$ 2,403	$ 2,516	$ 2,360	$ 2,421	(3%)	(4%)

Note: Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

31

Non-GAAP Reconciliation – Quarterly Trend – Franchised Dealerships Segment

(In millions)	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2023 Better / (Worse) % Change Sequential	Q4 2023 Better / (Worse) % Change Year-Over-Year
Reported income (loss) before taxes	$ 89.8	$ 101.5	$ 145.9	$ 109.8	$ 53.9	(11%)	67%
Impairment charges	1.0	-	-	-	115.5	NM	NM
Segment income (loss)	$ 90.8	$ 101.5	$ 145.9	$ 109.8	$ 169.4	(11%)	(46%)
Acquisition and disposition-related (gain) loss	-	-	(20.9)	-	(9.1)	NM	NM
Long-term compensation charges	-	-	-	-	-	NM	NM
Hail and storm damage charges	-	-	1.9	-	-	NM	NM
Adjusted segment income (loss)	$ 90.8	$ 101.5	$ 126.9	$ 109.8	$ 160.3	(11%)	(43%)
Reported SG&A expenses	$ (329.1)	$ (338.3)	$ (316.1)	$ (331.2)	$ (298.1)	3%	(10%)
Acquisition and disposition-related (gain) loss	-	-	(20.9)	-	(9.1)	NM	NM
Long-term compensation charges	-	-	-	-	-	NM	NM
Hail and storm damage charges	-	-	1.9	-	-	NM	NM
Adjusted SG&A expenses	$ (329.1)	$ (338.3)	$ (335.1)	$ (331.2)	$ (307.2)	3%	(7%)
Adjusted SG&A expenses as a percentage of gross profit	67.0%	66.5%	63.3%	65.7%	58.3%	(50) bps	(870) bps
Income (loss) before taxes	$ 89.8	$ 101.5	$ 145.9	$ 109.8	$ 53.9	NM	NM
Non-floor plan interest	25.9	26.2	25.8	25.4	22.0	NM	NM
Depreciation and amortization	31.2	29.9	29.3	28.2	27.4	NM	NM
Stock-based compensation expense	6.0	6.7	5.6	5.0	3.6	NM	NM
Impairment charges	1.0	-	-	-	115.5	NM	NM
Long-term compensation charges	-	-	-	-	-	NM	NM
Acquisition and disposition-related (gain) loss	-	0.2	(20.7)	-	(9.2)	NM	NM
Hail and storm damage charges	-	-	1.9	-	-	NM	NM
Adjusted EBITDA	$ 153.9	$ 164.5	$ 187.8	$ 168.4	$ 213.2	(6%)	(28%)

Note: SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports

32

GAAP Income Statement – Quarterly Trend – EchoPark Segment

(In millions, except unit and per unit data)	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2023 Better / (Worse) % Change Sequential	Q4 2023 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ -	$ -	$ -	$ 1.0	$ 2.0	(96%)	(100%)
Used vehicles	492.5	554.8	524.0	572.5	515.5	(11%)	(4%)
Wholesale vehicles	22.6	26.6	35.5	27.0	27.3	(15%)	(17%)
Total vehicles	515.1	581.4	559.5	600.5	544.8	(11%)	(5%)
Finance, insurance and other, net ("F&I")	41.5	45.3	41.1	50.0	44.5	(8%)	(7%)
Total revenues	556.6	626.7	600.6	650.5	589.3	(11%)	(6%)
Gross profit:							
Retail new vehicles	-	-	-	0.1	0.2	127%	(99%)
Used vehicles	1.7	7.3	(14.3)	(11.8)	(3.6)	(77%)	147%
Wholesale vehicles	(0.4)	0.2	-	1.1	(0.3)	(797%)	(56%)
Total vehicles	1.3	7.5	(14.3)	(10.6)	(3.7)	(83%)	134%
Finance, insurance and other, net	41.5	45.3	41.1	50.0	44.5	(8%)	(7%)
Total gross profit	42.8	52.8	26.8	39.4	40.8	(19%)	5%
SG&A expenses	(48.0)	(58.6)	(66.6)	(73.8)	(62.3)	18%	23%
Impairment charges	(15.7)	-	(62.6)	-	(204.9)	NM	NM
Depreciation and amortization	(6.2)	(6.1)	(7.4)	(7.0)	(7.0)	(2%)	12%
Operating income (loss)	(27.1)	(11.9)	(109.8)	(41.4)	(233.4)	(128%)	88%
Interest expense, floor plan	(3.8)	(4.3)	(4.8)	(4.6)	(3.9)	10%	1%
Interest expense, other, net	(0.7)	(0.7)	(0.9)	(0.9)	(0.9)	8%	23%
Other income (expense), net	-	-	0.1	0.1	-	NM	NM
Income (loss) before taxes	$ (31.6)	$ (16.9)	$ (115.4)	$ (46.8)	$ (238.2)	(87%)	87%
Unit sales volume:							
Retail new vehicles	-	-	-	11	26	0%	(100%)
Used vehicles	17,562	19,050	17,084	19,980	17,435	(8%)	1%
Wholesale vehicles	2,621	2,740	3,235	2,916	2,444	(4%)	7%
Gross profit per unit ("GPU"):							
Total used vehicle and F&I	$ 2,461	$ 2,767	$ 1,569	$ 1,907	$ 2,340	(11%)	5%

Note: Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

33

Non-GAAP Reconciliation – Quarterly Trend – EchoPark Segment

(In millions)	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2023 Better / (Worse) % Change Sequential	Q4 2023 Better / (Worse) % Change Year-Over-Year
Reported income (loss) before taxes	$ (31.6)	$ (16.9)	$ (115.4)	$ (46.8)	$ (238.2)	(87%)	87%
Impairment charges	15.7	-	62.6	-	204.9	NM	NM
Segment income (loss)	$ (15.9)	$ (16.9)	$ (52.8)	$ (46.8)	$ (33.3)	6%	52%
Acquisition and disposition-related (gain) loss	-	-	0.2	-	-	NM	NM
Lease exit charges	-	3.9	0.4	-	-	NM	NM
Severance and long-term compensation charges	-	0.9	2.2	2.0	-	NM	NM
Used vehicle inventory valuation adjustment	-	-	10.0	-	-	NM	NM
Adjusted segment income (loss)	$ (15.9)	$ (12.1)	$ (40.0)	$ (44.8)	$ (33.3)	(32%)	52%
Reported gross profit	$ 42.8	$ 52.8	$ 26.8	$ 39.4	$ 40.8	(19%)	5%
Used vehicle inventory valuation adjustment	-	-	10.0	-	-	NM	NM
Adjusted gross profit	$ 42.8	$ 52.8	$ 36.8	$ 39.4	$ 40.8	(19%)	5%
Reported SG&A expenses	$ (48.0)	$ (58.6)	$ (66.6)	$ (73.8)	$ (62.3)	18%	23%
Acquisition and disposition-related (gain) loss	-	-	0.2	-	-	NM	NM
Lease exit charges	-	3.9	0.4	-	-	NM	NM
Severance and long-term compensation charges	-	0.9	2.2	2.0	-	NM	NM
Adjusted SG&A expenses	$ (48.0)	$ (53.8)	$ (63.8)	$ (71.8)	$ (62.3)	11%	23%
Adjusted SG&A expenses as a percentage of gross profit	112.3%	101.9%	173.5%	182.1%	152.8%	(1,040) bps	4,050 bps
Income (loss) before taxes	$ (31.6)	$ (16.9)	$ (115.4)	$ (46.8)	$ (238.2)	NM	NM
Non-floor plan interest	0.7	0.7	0.8	0.9	0.9	NM	NM
Depreciation and amortization	6.1	6.1	7.6	7.0	7.0	NM	NM
Lease exit charges	-	3.9	0.4	-	-	NM	NM
Impairment charges	15.7	-	62.6	-	204.9	NM	NM
Long-term compensation charges	-	0.9	2.2	2.0	-	NM	NM
Acquisition and disposition-related (gain) loss	-	0.1	-	-	-	NM	NM
Used vehicle inventory valuation adjustment	-	-	10.0	-	-	NM	NM
Adjusted EBITDA	$ (9.1)	$ (5.2)	$ (31.8)	$ (36.9)	$ (25.4)	75%	(64%)

Note: SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

34

GAAP Income Statement – Quarterly Trend – Powersports Segment

(In millions, except unit and per unit data)	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2023 Better / (Worse) % Change Sequential	Q4 2023 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 16.1	$ 26.8	$ 24.9	$ 20.8	$ 18.8	(40%)	NM
Used vehicles	2.4	4.9	7.4	4.8	2.1	(51%)	NM
Wholesale vehicles	0.7	1.3	0.4	0.2	0.1	NM	NM
Total vehicles	19.2	33.0	32.7	25.8	21.0	(42%)	NM
Parts, service and collision repair	6.7	21.6	10.3	6.7	6.3	(69%)	NM
Finance, insurance and other, net ("F&I")	1.3	2.4	2.0	1.5	1.3	(45%)	NM
Total revenues	27.2	57.0	45.0	34.0	28.6	(52%)	NM
Gross profit:							NM
Retail new vehicles	2.3	5.9	4.5	4.0	3.6	(61%)	NM
Used vehicles	0.7	2.4	1.3	1.0	0.7	(72%)	NM
Wholesale vehicles	(0.1)	(0.1)	-	-	-	NM	NM
Total vehicles	2.9	8.2	5.8	5.0	4.3	(66%)	NM
Parts, service and collision repair	2.8	10.2	5.0	3.3	3.1	(72%)	NM
Finance, insurance and other, net	1.3	2.4	2.0	1.5	1.3	(45%)	NM
Total gross profit	7.0	20.8	12.8	9.8	8.7	(66%)	NM
SG&A expenses	(9.2)	(12.7)	(9.2)	(7.8)	(5.9)	28%	NM
Impairment charges	-	-	-	-	-	NM	NM
Depreciation and amortization	(1.0)	(0.9)	(0.8)	(0.8)	(0.6)	(12%)	NM
Operating income (loss)	(3.2)	7.2	2.8	1.2	2.2	(144%)	NM
Interest expense, floor plan	-	(0.2)	(0.3)	(0.1)	-	NM	NM
Interest expense, other, net	(0.2)	(0.4)	(0.5)	(0.6)	(0.6)	58%	NM
Other income (expense), net	(0.1)	-	-	0.1	0.2	NM	NM
Income (loss) before taxes	$ (3.5)	$ 6.6	$ 2.0	$ 0.6	$ 1.8	(154%)	NM
Unit sales volume:							
Retail new vehicles	948	1,391	1,396	1,107	1,013	(32%)	NM
Used vehicles	289	837	691	444	237	(65%)	NM
Wholesale vehicles	66	93	50	7	34	NM	NM
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 2,429	$ 4,213	$ 3,235	$ 3,573	$ 3,535	(42%)	NM
Used vehicles	$ 2,307	$ 2,833	$ 1,942	$ 2,328	$ 2,860	(19%)	NM
F&I	$ 1,066	$ 1,075	$ 952	$ 980	$ 1,026	(1%)	NM

Note: Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

35

36 Non-GAAP Reconciliation – Quarterly Trend – Powersports Segment NM = Not MeaningfulNote: SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts Q4 2023 Better / (Worse) % Change (In millions) Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Sequential Year-Over-Year Reported income (loss) before taxes (3.5)$ 6.6$ 2.0$ 0.6$ 1.8$ (154%) NM Impairment charges - - - - - NM NM Segment income (loss) (3.5)$ 6.6$ 2.0$ 0.6$ 1.8$ (154%) NM Reported SG&A expenses (9.2)$ (12.7)$ (9.2)$ (7.8)$ (5.9)$ 28% NM Reported SG&A expenses as a percentage of gross profit 131.6% 61.1% 71.6% 80.1% 68.4% (7,050) bps NM Income (loss) before taxes (3.5)$ 6.6$ 2.0$ 0.6$ 1.8$ NM NM Non-floor plan interest 0.1 0.4 0.6 0.6 0.6 NM NM Depreciation and amortization 1.0 0.9 0.8 0.7 0.5 NM NM Adjusted EBITDA (2.4)$ 7.9$ 3.4$ 1.9$ 2.9$ (130%) NM

Non-GAAP Reconciliation – Adjusted EBITDA – EchoPark Segment

(In millions)	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Income (loss) before taxes	$ (32.9)	$ (26.8)	$ (35.3)	$ (34.2)	$ (31.1)	$ (238.2)	$ (46.8)	$ (115.4)	$ (16.9)	$ (31.6)
Non-floor plan interest	0.3	0.7	0.7	1.0	1.1	0.9	0.9	0.8	0.7	0.7
Depreciation and amortization	4.0	4.9	5.1	5.9	6.8	7.0	7.0	7.4	6.1	6.1
Loss (gain) on exit of leased dealerships	-	-	-	-	-	-	-	0.4	3.9	-
Impairment charges	-	0.1	-	-	-	204.9	-	62.6	-	15.7
Long-term compensation charges	0.5	6.5	-	-	-	-	2.0	2.2	0.9	-
Acquisition and disposition-related (gain) loss	(0.4)	-	-	-	-	-	-	0.2	0.1	-
Used vehicle inventory adjustment	-	-	-	-	-	-	-	10.0	-	-
Adjusted EBITDA	$ (28.5)	$ (14.6)	$ (29.5)	$ (27.3)	$ (23.2)	$ (25.4)	$ (36.9)	$ (31.8)	$ (5.2)	$ (9.1)

(In millions)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Income (loss) before taxes	$ 0.2	$ 1.7	$ 2.1	$ (14.5)	$ 2.1	$ 2.6	$ 0.2	$ (0.8)	$ 2.0	$ (14.4)
Non-floor plan interest	0.5	0.4	0.5	0.4	0.4	0.2	0.1	0.2	0.4	0.3
Depreciation and amortization	2.4	2.7	2.7	2.8	2.7	2.8	2.8	2.9	3.3	4.2
Loss (gain) on exit of leased dealerships	-	-	-	-	-	-	-	-	-	-
Impairment charges	1.9	-	1.1	16.6	-	-	-	-	-	-
Long-term compensation charges	-	-	-	-	-	-	-	-	0.5	0.5
Acquisition and disposition-related (gain) loss	-	-	-	-	-	-	-	(5.2)	-	-
Used vehicle inventory adjustment									-	-
Adjusted EBITDA	$ 5.0	$ 4.8	$ 6.4	$ 5.3	$ 5.2	$ 5.6	$ 3.1	$ (2.9)	$ 6.2	$ (9.4)

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® Investor Relations Contact: Danny Wieland, Vice President, Investor Relations & Financial Reporting Sonic Automotive Inc. (NYSE: SAH) Email: ir@sonicautomotive.com Investor Relations Website: ir.sonicautomotive.com